                                                                 EXHIBIT 10.21.6


                                FOURTH AMENDMENT

                                       to

                                 LOAN AGREEMENT



         FOURTH AMENDMENT TO THE LOAN AGREEMENT (this "Amendment"), dated as of August 7, 2000, among FELCOR LODGING TRUST INCORPORATED, a Maryland corporation ("FelCor"), FELCOR LODGING LIMITED PARTNERSHIP, a Delaware limited partnership ("FelCor LP" and collectively with FelCor, the "Borrower"), the financial institutions listed on the signature pages hereof (each individually a "Lender" and collectively the "Lenders"), and THE CHASE MANHATTAN BANK ("Chase"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Loan Agreement referred to below.

                                   WITNESSETH:

         WHEREAS, the Borrower is party to that certain Loan Agreement, dated as of April 1, 1999, among the Borrower, the financial institutions party thereto, and the Administrative Agent, which provides for the making of term loans to the Borrower in the aggregate principal amount of $375,000,000 (as amended, modified or supplemented through, but not including, the date hereof, the "Loan Agreement"); and

         WHEREAS, the parties hereto wish to amend the Loan Agreement as herein provided, subject to and on the terms and conditions set forth herein;


         NOW, THEREFORE, it is agreed:

         1. Amendments.

         (a) The definition of the term "Adjusted Funds from Operations" contained in Section 1.1 of the Loan Agreement is hereby amended by deleting the phrase "of such Person and its Subsidiaries" appearing in clause (a)(ii), clause
(a)(iii) and clause (b)(i) thereof.

         (b) The definition of the term "Credit Agreement" contained in Section
1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

             "Credit Agreement" means that certain Fifth Amended and Restated Credit Agreement, dated as of August 1, 2000, as may be amended, modified or supplemented from time to time, among FelCor Lodging Trust Incorporated, FelCor Lodging Limited Partnership, those certain lending institutions included as signatories thereto, and Chase, as administrative agent, for indebtedness of up to $1.1 billion.

         (c) The definition of the term "Disqualified Stock" contained in
Section 1.1 of the Loan Agreement is hereby amended by (i) inserting the parenthetical "(other than in exchange






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for other equity securities which do not constitute Disqualified Stock)"
immediately following the phrase "Maturity Date of the Loans" at the end of clause (i) thereof and (ii) inserting the parenthetical "(other than in exchange for other equity securities which do not constitute Disqualified Stock)" immediately following the phrase "Maturity Date of the Loans" at the end of clause (ii) thereof.

         (d) The definition of the term "Eligible Assignee" contained in Section
1.1 of the Loan Agreement is hereby amended by (i) deleting the phrase "corporation organized under the laws of the United States, or any State thereof, and having total assets in excess of $3,000,000,000 appearing at the end of clause (iii) thereof; (ii) deleting the phrase ", in each case" contained in clause (iv) therein and inserting the word "and" in lieu thereof; (iii) redesignating clause (vii) and clause (viii) as clause (viii) and clause (ix) respectively; (iv) deleting the parenthetical "(vii)" contained in the parenthetical therein and inserting the parenthetical "(ix)" in lieu thereof; and (v) inserting the following new clause (vii) therein:

     "(vii) any person that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender;"

         (e) The definition of the term "Fixed Charges" contained in Section 1.1 of the Loan Agreement is hereby amended by inserting the phrase "but excluding dividends on Qualified Preferred Stock" immediately following the phrase "Unconsolidated Entities" contained in the parenthetical appearing in clause (c) thereof.

         (f) The definition of the term "Hotel" contained in Section 1.1 of the Loan Agreement is hereby amended by inserting the following phrase immediately prior to the final period thereof:

     ", or offering food and beverage or associated retail services (so long as (i) such facility was acquired together with and is operated in conjunction with, an operating facility which offers hotel or other lodging services and (ii) such facility is in immediate proximity with an operating facility which offers hotel or other lodging services)".

         (g) The definition of the term "Initial Guarantors" contained in
Section 1.1 of the Loan Agreement is hereby amended by deleting the word "and" appearing immediately before clause (x) thereof and inserting the following phrase immediately prior to the final period thereof:

     "; (xi) FelCor Omaha Hotel Company, L.L.C., (xii) FelCor Country Villa Hotel, L.L.C., (xiii) FelCor Moline Hotel, L.L.C., and (xiv) FelCor Canada Co."

         (h) The definition of the term "Leases" contained in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the term "Leases" contained therein and inserting the term "Lease" in lieu thereof, (ii) deleting the phrase "Eligible Joint Ventures, all of those" contained therein and inserting the phrase "Unconsolidated Entities, any" in lieu thereof, (iii) deleting the word "estates" contained therein and inserting the word "estate" in lieu thereof, and
(iv) deleting the term "Eligible Joint Venture" contained therein immediately following the phrase "such Subsidiary or" and inserting the term "Unconsolidated Entity" in lieu thereof.



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         (i) The definition of the term "Manager" contained in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the name "Promus" contained therein and inserting the names "Hilton, Bass" in lieu thereof (ii) deleting the name "Bristol" contained therein and (iii) deleting the phrase "by the Operating Lessee," contained therein.

         (j) The definition of the term "Material Adverse Change" contained in
Section 1.1 of the Loan Agreement is hereby amended by deleting the name "Bristol" contained in clause (iv)(y) therein and inserting the phrase "Bass (so long as neither DJONT nor Bass is a wholly-owned Subsidiary of the Borrower)" in lieu thereof.

         (k) The definition of the term "Minimum Tangible Net Worth" contained in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the amount "$858,000,000" contained therein and inserting the amount $1,500,000,000 in lieu thereof and (ii) deleting the date "March 31, 1998" appearing therein and inserting the date "June 30, 2000" in lieu thereof.

         (l) The definition of the term "Net Operating Income" contained in
Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the phrase "lessor under the Operating Lease for such Hotel" contained in clause (a) therein and inserting the phrase "owner of such Hotel from the operation thereof" in lieu thereof, (ii) deleting the phrase "pursuant to its obligations as lessor under the Operating Lease for" contained in clause (b) therein and inserting the phrase "in the operation of" in lieu thereof , (iii) deleting the words "required to be carried by the lessor" contained in clause (b) therein and
(iv) deleting the phrase "pursuant to the Operating Lease therefor" contained in clause (b) therein.

         (m) The definition of the term "Real Estate" contained in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the term "Eligible Joint Ventures" appearing immediately following the phrase "of its Subsidiaries or" therein and inserting the term "Unconsolidated Entities" in lieu thereof and
(ii) deleting the term "Eligible Joint Venture" appearing immediately following the phrase "or such Subsidiary or" therein and inserting the term "Unconsolidated Entity" in lieu thereof.

         (n) The definition of the term "Refurbishment Hotel" contained in
Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the word "or" appearing in the last line therein and inserting a comma in lieu thereof and (ii) inserting the phrase "or any other Hotel approved by the Administrative Agent (each, a "Specified Refurbishment Hotel")" immediately prior to the final period thereof.

         (o) The definition of the term "Reporting Operating Lessee" contained in Section 1.1 of the Loan Agreement is hereby amended by inserting the parenthetical "(other than a wholly-owned Subsidiary of the Borrower)" immediately following the term "Operating Lessee" therein.

         (p) The definition of the term "Requested Operating Lessee" contained in Section 1.1 of the Loan Agreement is hereby amended by inserting the parenthetical "(other than a wholly-owned Subsidiary of the Borrower)" immediately following the term "Operating Lessee" therein.




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         (q) The definition of the term "Required Guarantor" contained in
Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

         "Required Guarantor" means any direct or indirect wholly-owned Subsidiary of the Borrower which is formed after the date hereof, provided, the value of the assets of such Subsidiary plus the value of the assets of such Person's Subsidiaries' exceed 2% of Total Value, provided, further, that in the event the aggregate value of the assets of all wholly-owned Subsidiaries which are not Guarantors exceed 2% of Total Value then each direct or indirect wholly-owned Subsidiary formed thereafter shall be deemed a Required Guarantor. Notwithstanding the above, (a) any direct or indirect wholly-owned Subsidiary of the Borrower, whether existing on the date hereof or formed after the date hereof, that is determined at any time to be a Specified Taxable REIT Subsidiary shall be deemed to be a Required Guarantor, (b) any direct or indirect wholly-owned Subsidiary of the Borrower, whether existing on the date hereof or formed after the date hereof, that is determined at any time to be an Excluded Taxable REIT Subsidiary shall be deemed not to be a Required Guarantor and (c) any Special Purpose Subsidiary, whether existing on the date hereof or formed after the date hereof, shall be deemed not to be a Required Guarantor, provided that in the event that the aggregate Indebtedness of all Special Purpose Subsidiaries which are not Guarantors exceeds 25% of Total Value then each Special Purpose Subsidiary formed thereafter shall be deemed a Required Guarantor.

         (r) The definition of "Room Revenues" contained in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

         "Room Revenues" means Net Rooms Department Revenue (as defined in the Uniform System of Accounts for the Lodging Industry).

         (s) The definition of "Stock" contained in Section 1.1 of the Loan Agreement is hereby amended by (i) inserting the phrase ", partnership, limited liability company" after the word "corporation" contained in the second line therein and (ii) inserting the phrase "partnership interests" immediately prior to the phrase "and limited liability company interests" contained in the last line thereof.

         (t) The definition of "Total Value" appearing in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the phrase "or less than four
(4) fiscal Quarters and (x)" appearing in clause (B) therein and inserting in lieu thereof the phrase "(x) for less than four (4) fiscal Quarters and", (ii) inserting the parenthetical "(together with any other Specified Refurbishment Hotel)" immediately following the phrase "then such Hotel" appearing in clause
(B) therein, (iii) deleting the name "the Myrtle Beach Condo Management Company" appearing in clause (C) therein and inserting the name "Promus/FCH Condominium Company, L.L.C." in lieu thereof, and (iv) inserting the phrase "or any other Specified Refurbishment Hotel" in the last parenthetical contained therein immediately following the term "Allerton Hotel".

         (u) The definition of "Unencumbered" appearing in Section 1.1 of the Loan Agreement is hereby amended by deleting the phrase "in the case of an Eligible Joint Venture which is not an Eligible Entity," appearing immediately after the parenthetical "(y)" in clause (b) therein.




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         (v) Section 1.1 of the Loan Agreement is hereby amended by inserting therein the following new definitions in their appropriate alphabetical order:

         "Bass" means Bass Hotels and Resorts, a Delaware corporation, or any Person controlled by Bass Hotels and Resorts which is a Manager.

         "Excluded Taxable REIT Subsidiary" means any Taxable REIT Subsidiary that is not a Specified Taxable REIT Subsidiary.

         "Hilton" means Hilton Hotels Corporation, a Delaware corporation, or any Person controlled by Hilton Hotels Corporation that is a Manager.

         "Permitted Covenant" means (i) any periodic reporting covenant, (ii) any covenant restricting payments by the Borrower with respect to any securities of the Borrower which are junior to the Qualified Preferred Stock, (iii) any covenant the default of which can only result in an increase in the amount of any redemption price, or dividend rate, (iv) any covenant the default of which gives rise only to rights or remedies which are subject to subordination terms reasonably acceptable to the Administrative Agent, (v) any covenant providing board membership or observance rights with respect to the Borrower's board of directors and (vi) any other covenant that does not adversely affect the interests of the Lenders (as reasonably determined by the Administrative Agent).

         "Qualified Preferred Stock" means any preferred stock of either entity comprising the Borrower, so long as the terms of any such preferred stock (i) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before August 1, 2006, (ii) expressly provide that
(x) dividends on such preferred stock are only payable if dividends are concurrently paid on the Borrower's common stock and (y) no remedies are available to the holders of such preferred stock as a result of the failure to pay dividends other than the election of up to two directors of the Borrower,
(iii) do not contain any covenants other than any Permitted Covenant and (iv) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law, (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of substantial assets, or liquidations involving the Borrower and (z) limited customary voting rights to elect not more than two directors during any period when dividends are in arrears.

         "Recourse Indebtedness" of any Person means the sum of the following:
(A) all Indebtedness of such Person and its Subsidiaries determined on a consolidated basis in conformity with GAAP as to which recourse for payment is not limited to the specific assets encumbered by such a Lien, provided, however, that personal recourse of a holder of Indebtedness against (i) any Subsidiary (or Unconsolidated Entity) of Borrower formed specifically for the limited purpose of owning specific assets which secure Indebtedness which does not exceed 65% of the value of the assets owned by such Subsidiary (or Unconsolidated Entity) or (ii) any obligor with respect thereto for fraud, misrepresentation, misapplication of cash, waste and other circumstances customarily excluded from non-recourse provisions in non-recourse financing of real estate, shall not, by itself, cause any Indebtedness to be characterized as Recourse Indebtedness, provided further, that if a personal recourse claim is made in connection therewith, such claim shall constitute Recourse Indebtedness for the purposes of this Agreement; plus (B)





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such Person's Pro Rata Share of Recourse Indebtedness of such Person's
Unconsolidated Entities.

         "Special Purpose Subsidiary" means any direct or indirect wholly-owned Subsidiary of the Borrower (i) formed solely in connection with a securitization or similar financing, (ii) whose assets are subject to Liens securing Indebtedness incurred in connection with such securitization or similar financing, and (iii) that is otherwise restricted in its ability to incur any Indebtedness or engage in any business activities other than with respect to such securitization or similar financing.

         "Specified Refurbishment Hotel" has the meaning specified in the definition of Refurbishment Hotel.

         "Specified Taxable REIT Subsidiary" means any Taxable REIT Subsidiary that either (i) is an Operating Lessee or (ii) owns or operates one or more Hotels.

         "Taxable REIT Subsidiary" means any direct or indirect wholly-owned Subsidiary of the Borrower that qualifies as a taxable REIT subsidiary under
Section 856(l) of the Code.

         (w) The definitions of the terms "Bristol," "Bristol Distribution," "Eligible Entity" and "Promus" contained in Section 1.1 of the Loan Agreement are hereby deleted in their entirety.

         (x) Section 4.3 of the Loan Agreement is hereby amended by inserting the following phrase immediately after the phrase "Tax Affiliates have been filed" contained therein:

     ", except in the case of any such state, local or foreign tax return where such failure to file will not have a Material Adverse Effect,

         (y) Section 4.8(d) of the Loan Agreement is hereby amended by (i) inserting the phrase ", other than Liens created under the Pledge Agreement" immediately following the phrase "is free and clear of all Liens" contained therein and (ii) deleting the last proviso contained therein and inserting the following proviso in lieu thereof:

     "provided that mortgage loan agreements executed by certain Subsidiaries or Eligible Joint Ventures may contain such restrictions"

         (z) Section 4.12(e) of the Loan Agreement is hereby amended by inserting the following proviso immediately prior to the period thereof:

     ", provided that mortgage loan agreements executed by certain Subsidiaries or Eligible Joint Ventures may contain such restrictions"

         (aa) Section 6.4 of the Loan Agreement is hereby amended by inserting the phrase "engages in business or owns properties" immediately prior to the period in the penultimate sentence thereof.

         (bb) Section 6.11(a) of the Loan Agreement is hereby amended by (i) inserting the phrase "or the treasurer" immediately following the term "chief financial officer" appearing



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therein and (ii) deleting the name "Bristol" appearing therein and inserting the name "Bass" in lieu thereof.

         (cc) Section 6.11(b) of the Loan Agreement is hereby amended by (i) deleting the name "Bristol" appearing therein and (ii) inserting the name "Bass" in lieu thereof.

         (dd) Section 6.12(a) of the Loan Agreement is hereby amended by (i) deleting the word "Sales" appearing therein and inserting the word "Sale" in lieu thereof and (ii) inserting the phrase "or the Treasurer" immediately following the title "Chief Financial Officer" therein.

         (ee) Section 6.12(c) of the Loan Agreement is hereby amended by inserting the phrase "Treasurer" immediately following the phrase "Chief Financial Officer or" appearing therein.

         (ff) Section 6.12(i) of the Loan Agreement is hereby amended by inserting the word "material" immediately prior to the word "violation" in clause (vii) thereof.

         (gg) Section 6.13(a) of the Loan Agreement is hereby amended by inserting the following sentence at the end thereof:

     "Notwithstanding the foregoing, this Section 6.13 shall not apply to (i) Operating Leases with wholly-owned Subsidiaries of the Borrower and (ii) Operating Lessees that are wholly-owned Subsidiaries of the Borrower."

         (hh) Section 6.13(b) of the Loan Agreement is hereby amended by inserting the following proviso immediately prior to the period thereof:

     "; provided that this Section 6.13 shall not apply to (i) Operating Leases with wholly-owned Subsidiaries of the Borrower and (ii) Operating Lessees that are wholly-owned Subsidiaries".

         (ii) Section 7.1(c) of the Loan Agreement is hereby amended to read in its entirety as follows:

         "(c) The Borrower shall not permit any direct or indirect wholly-owned Subsidiary (other than an Excluded Taxable REIT Subsidiary and Special Purpose Subsidiary) to own assets (including the assets of such Person's Subsidiaries) the value of which exceed 2% of Total Value unless such Subsidiary executes and delivers to the Administrative Agent a Subsidiary Guaranty, provided, that in the event the aggregate value of the assets of all wholly-owned Subsidiaries (other than Excluded Taxable REIT Subsidiaries and Special Purpose Subsidiaries) which are not Guarantors exceed 2% of Total Value then Borrower shall not permit any direct or indirect wholly-owned Subsidiary formed thereafter (other than an Excluded Taxable REIT Subsidiary and Special Purpose Subsidiary) to own assets (including the assets of such Person's Subsidiaries) unless such Subsidiary executes and delivers to the Administrative Agent a Subsidiary Guaranty; provided further that in the event that the aggregate Indebtedness of all Special Purpose Subsidiaries which are not Guarantors exceeds 25% of Total Value then the Borrower shall not permit any Special Purpose Subsidiary formed thereafter to



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


     own assets unless such Special Purpose Subsidiary executes and delivers to the Administrative Agent a Subsidiary Guaranty.

         (jj) Section 7.4 of the Loan Agreement is hereby amended by deleting the phrase ""the Bristol Distribution" contained therein.

         (kk) Section 7.6(a) of the Loan Agreement is hereby amended by (i) deleting the amount "$400,000,000" appearing in clause (y) therein and (ii) inserting the amount "$200,000,000" in lieu thereof.

         (ll) Section 8.1 of the Loan Agreement is hereby amended by (i) deleting the word "or" contained at the end of clause (l) thereof, (ii) deleting the period appearing at the end of clause (m) thereof and inserting "; or" in lieu thereof and (iii) inserting therein immediately following clause (m) thereof the following new clause (n):

         "(n) At any time when any Term Loans are outstanding, any provision of the Pledge Agreement shall for any reason cease to be valid and binding on any Loan Party thereto, or any Loan Party shall so state in writing."

         (mm) Section 10.2 of the Loan Agreement is hereby amended by (i) deleting the address "380 Madison Avenue,, 11th Floor and inserting the address "270 Park Avenue", 31st Floor" in lieu thereof, (ii) deleting the telecopy number "212-622-3580" contained therein and inserting the telecopy number "212-622-3513"in lieu thereof, (iii) deleting the telephone number "212-622-3419" contained therein and inserting the telephone number "212-270-9538"in lieu thereof, (iv) deleting the telephone number "212-552-7469" and inserting the telephone number "212-552-7684" in lieu thereof and (v) deleting the name "Thierry LeJouam" contained therein and inserting the name "Christina Gould" in lieu thereof.

         (nn) Schedule IV of the Loan Agreement is hereby amended by inserting "FelCor Lodging Trust Incorporated" and "FelCor Lodging Limited Partnership" as Permitted Transferees.

         2. Miscellaneous.

         (a) The Loan Agreement and other Loan Documents (as defined in the Loan Agreement) are in full force and effect without default thereunder by the Borrower (after giving effect to this Amendment) and all of the representations and warranties contained the Loan Agreement and the other Loan Documents are hereby restated as if the same were made as of the Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made on a specified date shall be required to be true and correct only as of such specified date).

         (b) If there shall be any inconsistencies between the terms, covenants, conditions and provisions set forth in the Loan Agreement, and the terms, covenants, conditions and provisions set forth in this Amendment, then the terms, covenants, conditions and provisions of this Amendment shall prevail. Whenever possible, the provisions of this Amendment shall be deemed supplemental to and not in derogation of the terms of the Loan Agreement and any documents relating thereto.




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

         (c) Each party hereto confirms and ratifies all of the terms and provisions of the Loan Agreement as amended by this Amendment, the Pledge Agreement and the Guaranties. Except as expressly amended hereby, all of the terms of the Loan Agreement shall remain in full force and effect.

         (d) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Agreement or any other Loan Document.

         (e) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         (f) Each party hereto represents, warrants and covenants that such party (and the undersigned representative of such party) has the full power, authority and legal right to execute this Amendment and to keep and observe all the terms of this Amendment and the Loan Agreement on such party's part to be observed and performed.

         (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         (h) This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) the Borrower and the Majority Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at a notice office satisfactory to the Administrative Agent.

         (i) The Borrower hereby agrees to pay each Lender which delivers an executed copy of this Amendment (by hard copy or facsimile) to the Administrative Agent by no later than 12:00 (Noon) (New York time) on Monday, August 14, 2000, a fee (the "Amendment Fee") in an amount equal to $5,000, which Amendment Fee shall be due and payable on the first Business Day following the date on which the Majority Lenders shall have executed and delivered this Amendment; provided that to the extent that Lenders are affiliated, such Amendment Fee shall be due and payable to such affiliated Lenders as a group, to be shared among such affiliated Lenders as such affiliated Lenders may determine.

         (j) From and after the Amendment Effective Date, all references in the Loan Agreement and each of the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

                                      * * *



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




IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                    FELCOR LODGING TRUST INCORPORATED, a
                                    Maryland corporation



                                    By: /s/ LAWRENCE D. ROBINSON
                                       -----------------------------------------
                                       Name: Lawrence D. Robinson
                                       Title: Senior Vice President &
                                              General Counsel

                                    FELCOR LODGING LIMITED PARTNERSHIP, a
                                    Delaware limited partnership
                                    By: FELCOR LODGING TRUST INCORPORATED, a
                                        Maryland corporation, its sole general
                                        partner



                                    By: /s/ LAWRENCE D. ROBINSON
                                       -----------------------------------------
                                       Name: Lawrence D. Robinson
                                       Title: Senior Vice President &
                                              General Counsel


                                    THE CHASE MANHATTAN BANK, as Administrative
                                    Agent



                                    By: /s/ ALAN BREINDEL
                                       -----------------------------------------
                                       Name: Alan Breindel
                                       Title: Managing Director

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